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                             VION 8-K PRESS RELEASE


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


        Date of Report (Date of earliest event reported) April 30, 2001
                            ------------------------


                           VION PHARMACEUTICALS, INC.

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                          0-26534                     13-3671221
------------------------------        ---------------            --------------------
(State or Other Jurisdiction          (Commission                   (IRS Employer
     of Incorporation)                File Number)               Identification No.)

     4 Science Park, New Haven, CT                                      06511
----------------------------------------                              ---------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (203) 498-4210
                                                     -----------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

     In a press release dated April 30, 2001, Vion Pharmaceutical, Inc. (the "Company") announced its results for the three-month period ended March 31, 2001.

     A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

                    Exhibit 99.1 Press release dated April 30, 2001 announcing the results for the three-month period ended March 31, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VION PHARMACEUTICALS, INC.



Date: May 17, 2001              By:   /s/ Alan Kessman
                                    -----------------------------------------
                                Name: Alan Kessman

                                Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX

     99.1 Press release dated April 30, 2001 announcing the results for the three-month period ended March 31, 2001.